QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SONUS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SONUS NETWORKS, INC.
5 Carlisle Road
Westford, MA 01886

         March 27, 2003

Dear Shareholder:

        We cordially invite you to attend Sonus' annual shareholders meeting. The meeting will be held on Wednesday, May 7, 2003, at 9:00 a.m., local time at The Westford Regency, 219 Littleton Road in Westford, Massachusetts.

        The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be acted upon at the meeting. Our Annual Report for 2002 is also enclosed. To ensure that your shares are represented at the meeting, you are urged to vote as described in the accompanying notice.

        Thank you for your support of Sonus.

Sincerely,

Rubin Gruber Chairman of the Board of Directors	Hassan M. Ahmed President and Chief Executive Officer

        The notice of meeting and proxy statement and accompanying proxy card are being distributed on or about March 27, 2003.

SONUS NETWORKS, INC.
5 Carlisle Road
Westford, MA 01886

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 7, 2003

To the Shareholders of Sonus Networks, Inc.:

        The 2003 Annual Meeting of Shareholders of Sonus Networks, Inc., will be held on Wednesday, May 7, 2003 at 9:00 a.m., local time, at The Westford Regency, 219 Littleton Road, Westford, Massachusetts 01886. At the meeting we will:

  1.
  Elect two (2) directors to each serve for three-year terms;

  2.
  Ratify the appointment of Ernst & Young LLP as Sonus' independent auditors for the fiscal year ending December 31, 2003; and

  3.
  Transact any other business that may properly come before the meeting or any adjournments thereof.

        Shareholders who owned shares of Sonus common stock of record at the close of business on March 14, 2003 are entitled to attend and vote at the meeting. If you cannot attend, you may vote by telephone or by using the Internet as instructed on the enclosed Proxy Card or by mailing the Proxy Card in the enclosed postage-paid envelope. Any shareholder attending the meeting may vote in person, even if you have already voted on the proposal described in this proxy statement. A complete list of Sonus' shareholders will be available at the corporate offices at 5 Carlisle Road, Westford, Massachusetts 01886 prior to the meeting.

By Order of the Board of Directors,

Michael G. Hluchyj Secretary

Westford, Massachusetts
March 27, 2003

        A copy of your proxy card and picture identification will be required to enter the meeting. Cameras and recording equipment will not be permitted at the meeting.

        Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed stamped envelope or vote electronically via the Internet or vote by telephone in order to assure representation of your shares at the annual meeting. No postage need be affixed if mailed in the United States.

SONUS NETWORKS, INC.
PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

        Our Board of Directors is soliciting proxies for the 2003 Annual Meeting of Shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

        Voting materials, which include this Proxy Statement, a Proxy Card and our 2002 Annual Report to Shareholders, were mailed to shareholders on or about March 27, 2003. Our principal executive offices are located at 5 Carlisle Road, Westford, Massachusetts 01886. Our telephone number is (978) 692-8999.

Q:	Who may vote at the meeting?
A:
The Board set March 14, 2003 as the record date for the meeting. All shareholders who owned Sonus common stock of record at the close of business on March 14, 2003 may attend and vote at the meeting. Each shareholder is entitled to one vote for each share of common stock held on all matters to be voted on. On March 14, 2003, 205,155,049 shares of Sonus common stock were outstanding.
Q:	How many votes does Sonus need to be present at the meeting?
A:
A majority of Sonus' outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if you:
• are present and vote in person at the meeting; or
• have properly submitted a Proxy Card or voted by telephone or by using the Internet.
Q:	What proposals will be voted on at the meeting?
A:	There are two proposals scheduled to be voted on at the meeting:
• Election of two (2) directors to each serve for three-year terms.
• Ratification of Ernst & Young LLP as Sonus' independent auditors for the fiscal year ending December 31, 2003.
Q:	What is the voting requirement to approve the proposal?
A:
In Proposal One for the election of the directors, those two nominees who receive the highest number of affirmative "FOR" votes of the shares present or represented and entitled to vote at the annual meeting will be elected. Proposal Two for the ratification of Sonus' independent auditors requires the affirmative "FOR" vote of a majority of the shares of common stock present or represented and entitled to vote on March 14, 2003.

Q:	How are the votes counted?
A:
In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. You may vote "FOR", "AGAINST" or "ABSTAIN" on the proposal of ratification of the independent auditor. If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote "FOR" each director. If you do not vote and you hold your shares in a brokerage account in your broker's name (this is called "street name"), your broker will have discretionary authority to vote your shares "FOR" each director or to withhold votes for each or every director. These shares will be counted for the purpose of establishing a quorum for the meeting. Your broker will also have the discretionary authority to vote your shares "FOR" or "AGAINST" Proposal Two. Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.
Q:	How may I vote my shares in person at the meeting?
A:
Shares held directly in your name as the shareholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed Proxy Card and proof of identification for entrance to the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.
Q:	How can I vote my shares without attending the meeting?
A:
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy, or for shares held in street name, by submitting voting instructions to your stockbroker or nominee. In most cases, you will be able to do this by telephone, using the Internet or by mail. Please refer to the summary instructions included on your Proxy Card. For shares held in street name, the voting instruction card will be included by your stockbroker or nominee.
By Telephone or the Internet—If you have telephone or Internet access, you may submit your proxy from anywhere in the world by following the instructions on the Proxy Card.

By Mail—You may submit your proxy by mail by signing your Proxy Card or, for shares held in street name, by following the voting instruction card included by your stockbroker or nominee and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.
Q:	How can I change my vote after I return my Proxy Card?
A:
You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new Proxy Card with a later date, voting by telephone or using the Internet as instructed above (your latest telephone or Internet proxy is counted) or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.
Q:	What is Sonus' voting recommendation?
A:
Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board (Proposal 1) and FOR the ratification of the appointment of Ernst & Young LLP as Sonus' independent auditors for the fiscal year ending December 31, 2003 (Proposal 2).
Q:	Where can I find the voting results of the meeting?
A:	The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2003.

PROPOSAL ONE
ELECTION OF DIRECTORS

        Sonus' Board of Directors consists of six members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The term for two directors, Edward T. Anderson and Albert A. Notini, will expire at this 2003 Annual Meeting. Each nominee is presently a director of Sonus. Messrs. Anderson and Notini, if elected, will each serve a three-year term until Sonus' annual meeting in 2006 or until his respective successor is elected and qualified. Each of the nominees has consented to serve a new three-year term. There are no family relationships among our executive officers and directors.

VOTE REQUIRED

        The two persons receiving the highest number of votes represented by outstanding shares of common stock present or represented by proxy and entitled to vote will be elected.

        The Board of Directors unanimously recommends a vote "FOR" the election to the Board of Directors of each of the following nominees.

Nominees for a three-year term expiring in 2006.

        Edward T. Anderson, 53, has been a Director since November 1997. Mr. Anderson has been managing general partner of North Bridge Venture Partners, a venture capital firm, since 1994. Previously, he was a general partner of ABS Ventures, the venture capital affiliate of Alex Brown & Sons. He has an M.F.A. from the University of Denver and an M.A. from Columbia University Graduate School of Business.

        Albert A. Notini, 46, was appointed to the Board of Directors in March 2003. Since October 2000, Mr. Notini has served as the Chief Financial Officer of Manufacturers Services Limited (NYSE: MSV), a global electronics and supply chain services company. He joined Manufacturers Services Limited in May 2000 as Executive Vice President, Business Development and General Counsel and served in that capacity until October 2000. From January 1999 to June 1999, Mr. Notini was the Executive Vice President, Corporate Development and Administration and General Counsel of Wang Global, a worldwide provider of network services. Wang Global was acquired by Getronics NV in June 1999 and Mr. Notini served as Executive Vice President of Getronics until February 2000. He joined Wang Global in February 1994 as Senior Vice President and General Counsel. Prior to joining Wang, he was a Senior Partner at the Boston law firm of Hale and Dorr LLP. He has a B.A. from Boston College and a J.D. from Boston College Law School. Mr. Notini also serves as a director of ePresence, Inc.

Directors whose term will expire in 2004.

        Paul J. Ferri, 64, has been a Director since November 1997. Mr. Ferri has been a general partner of Matrix Partners, a venture capital firm, since 1982. He also serves on the Board of Directors of Sycamore Networks, Inc. Mr. Ferri has a B.S. in engineering from Cornell University, an M.S. in engineering from Polytechnic Institute of New York and an M.B.A. from Columbia University.

        Rubin Gruber, 58, is one of our founders and has been a Director since November 1997 and Chairman of our Board of Directors since November 1998. From November 1997 until November 1998, Mr. Gruber was our President. Before founding Sonus, Mr. Gruber was a founder of VideoServer, Inc., now Ezenia!, Inc., a manufacturer of videoconference network equipment, and from February 1992 until September 1996 served as Vice President of Business Development. Previously, Mr. Gruber was a founder and served as President of both Cambridge Telecommunications, Inc., a manufacturer of networking equipment, and Davox Corporation, a developer of terminals supporting voice and data applications, and served as a Senior Vice President of Bolt, Beranek and Newman Communications Corporation, a subsidiary of Bolt, Beranek and Newman, Inc., a manufacturer of data communications equipment. Mr. Gruber also serves on the Board of Directors of the International Softswitch Consortium. Mr. Gruber holds a B.Sc. in mathematics from McGill University and an M.A. in mathematics from Wayne State University.

Directors whose term will expire in 2005.

        Hassan M. Ahmed, 45, has been our President and Chief Executive Officer and a member of our Board of Directors since November 1998. From July 1998 to November 1998, Mr. Ahmed was Executive Vice President and General Manager of the Core Switching Division of Ascend Communications, Inc., a provider of wide area network switches and access data networking equipment, and from July 1997 until July 1998 was a Vice President and General Manager of the Core Switching Division. From June 1995 to July 1997, Mr. Ahmed was Chief Technology Officer and Vice President of Engineering for Cascade Communications Corp., a provider of wide area network switches. From 1993 until June 1995, Mr. Ahmed was a founder and President of WaveAccess, Inc., a supplier of wireless communications. Prior to that, he was an Associate Professor at Boston University, Engineering Manager at Analog Devices, a chip manufacturer, and director of VSLI Systems at Motorola Codex, a supplier of communications equipment. Mr. Ahmed holds a B.S. and M.S. in engineering from Carleton University and a Ph.D. in engineering from Stanford University.

        Paul J. Severino, 56, has been a Director since March 1999. Mr. Severino is a private investor. From 1994 to October 1996, he was Chairman of Bay Networks, Inc. after its formation from the merger of Wellfleet Communications, Inc. and Synoptics Communications, Inc. Prior to that, he was a founder, President and Chief Executive Officer of Wellfleet Communications, Inc. He also serves on the Board of Directors of MCK Communications, Inc. and Media 100, Inc. Mr. Severino has a B.S. in engineering from Rensselaer Polytechnic Institute.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors held six meetings during 2002. Each director who served on the Board during 2002 attended at least 75% of all board and applicable committee meetings during 2002. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. Each of these committees is composed entirely of non-employee directors. The Board of Directors does not have a nominating committee or a committee serving a similar function; instead the Board of Directors acts as a whole on such matters.

        The Compensation Committee, which consists of Messrs. Ferri and Severino, advises and assists management in developing Sonus' overall compensation strategy to assure that it promotes stockholder interests, supports Sonus' strategic and tactical objectives, and provides for appropriate rewards and incentives for Sonus' management and employees. In exercising its responsibilities, the Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes restricted stock or option awards to those individuals. Additionally, the Committee administers Sonus' stock plans and reviews and approves the structure of Sonus' bonus plans. There were two meetings of the Compensation Committee during 2002, and the Committee acted periodically by written consent during the year.

        The Audit Committee, which consists of Messrs. Anderson, Ferri and Severino, reviews the financial information which will be provided to shareholders and others, the systems of internal controls which management and the Board of Directors have established, the selection and performance of our independent auditors, the independence of our auditors from our management and Sonus' audit and financial reporting practices and procedures. The Audit Committee operates under a written Audit

Committee Charter adopted by the Board. In January 2003, the Board adopted an updated version of its charter that reflects standards and requirements recently adopted by the Securities and Exchange Commission. A copy of the revised charter is attached as Appendix A of this Proxy Statement. The Board will reassess the Audit Committee Charter following final adoption of new corporate governance standards currently proposed by the National Association of Securities Dealers. In December 2002, in response to the recently enacted Sarbanes-Oxley legislation, the Audit Committee approved the adoption of a Policy on Reporting and Investigating Complaints relating to corporate Reporting and Disclosure, Accounting and Auditing Controls and Procedures, and Securities Law Compliance. In June 2000, the Sonus' Board of Directors approved the adoption of a Business Conduct Policy that has been in effect since that time. The members of the Audit Committee are all independent, as defined in the National Association of Securities Dealers' listing standards. There were eight meetings of the Audit Committee during 2002. For additional information concerning the Audit Committee, please see the section captioned "Audit Committee Report."

DIRECTOR COMPENSATION

        During 2002, we did not compensate our directors in cash for their service as members of the Board of Directors, although they may be reimbursed for reasonable out-of pocket expenses incurred in connection with attendance at Board of Director or committee meetings. Under our Amended and Restated 1997 Stock Incentive Plan (Plan), directors also are eligible to receive stock option grants or restricted stock awards at the discretion of the Board of Directors or other administrator of the Plan. Please see the section captioned "Certain Transactions" for information about option grants to our directors in 2002.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT AUDITORS

        We are asking the shareholders to ratify the appointment of Ernst & Young LLP as Sonus' independent auditors for the fiscal year ending December 31, 2003. In June 2002, Ernst & Young LLP was appointed by the Audit Committee to replace Arthur Andersen LLP, which appointment was ratified by the Board of Directors. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

VOTE REQUIRED

        The affirmative vote of a majority of the shares of common stock present or represented and voting at the Annual Meeting is required to ratify such appointment.

        The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP to serve as Sonus' independent auditors for the fiscal year ending December 31, 2003.

FEES FOR INDEPENDENT AUDITORS DURING FISCAL YEAR ENDED DECEMBER 31, 2002

Audit Fees

        For the review of the financial statements included in Sonus' first quarter 2002 filing on Form 10-Q, the aggregate fees billed by Arthur Andersen LLP totaled $20,000.

        For the review of financial statements included in Sonus' second and third quarter filings on Form 10-Q and the audit of the consolidated financial statements for the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP totaled $77,512.

All Other Fees

        For tax planning and compliance services rendered during fiscal 2002, the aggregate fees billed to Sonus by Arthur Andersen LLP totaled $15,050. For other non-audit services rendered during fiscal 2002, which included services associated with due diligence in a potential transaction, the aggregate fees billed to Sonus by Arthur Andersen LLP totaled $6,972.

        For tax planning and compliance services rendered during fiscal 2002, the aggregate fees billed to Sonus by Ernst & Young LLP totaled $73,756. For other non-audit services rendered during fiscal 2002, which include an audit of Sonus' 401(k) plan and services associated with Sonus' stock exchange program, the aggregate fees billed to Sonus by Ernst & Young LLP totaled $21,550.

        As required by regulation, the Audit Committee approved the appointment of Ernst & Young LLP to provide the above non-audit services to Sonus.

Financial Information System Design and Implementation Fees

        During the year ended December 31, 2002, neither Arthur Andersen LLP nor Ernst & Young LLP provided any services to Sonus relating to financial information systems design and implementation.

BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information regarding beneficial ownership of our common stock as of January 31, 2003 by:

  •
  each of our executive officers listed in the Summary Compensation Table below;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        To the knowledge of Sonus, there are no beneficial owners of five percent or more of the outstanding shares of common stock as of January 31, 2003.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. In computing the number of shares beneficially owned by each person named in the following table and the percentage ownership of that person, shares of common stock that are subject to stock options held by those persons that are currently exercisable or exercisable within 60 days of January 31, 2003 are deemed outstanding. These shares are not, however, deemed outstanding for purposes of computing the percentage ownership of any other person.

        Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The percentage of common stock outstanding as of January 31, 2003 is based on 204,596,673 shares of common stock outstanding on that date. Unless otherwise indicated, the address of each listed shareholder is in care of Sonus Networks, Inc., 5 Carlisle Road, Westford, Massachusetts 01886.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Outstanding
Executive Officers and Directors:
Hassan M. Ahmed (1)	8,490,250	4.1%
Michael G. Hluchyj (2)	6,204,184	3.0%
Rubin Gruber (3)	3,980,415	1.9%
Gary A. Rogers (4)	1,573,876	*
Edward T. Anderson (5)	563,863	*
Paul J. Severino (6)	560,155	*
Paul R. Jones (7)	364,975	*
Paul J. Ferri (8)	153,672	*
All executive officers and directors as a group (12 persons) (9)	25,022,769	12.0%

*
Less than 1% of the outstanding shares of common stock.

(1)
Includes 1,442,690 shares that are subject to our right to repurchase at cost if Mr. Ahmed ceases to be employed by us and 878,919 options that are currently exercisable. Includes 1,756,000 shares held by family trusts and by his minor children. Mr. Ahmed disclaims beneficial ownership of the shares held by these trusts and his minor children.

(2)
Includes 657,252 options that are currently exercisable. Includes an aggregate of 1,540,000 shares held in a family trust. Mr. Hluchyj disclaims beneficial ownership of the shares held by this trust.

(3)
Includes 800,585 options that are currently exercisable.

(4)
Includes 450,125 shares that are subject to our right to repurchase at cost if Mr. Rogers ceases to be employed by us and 33,542 options that are currently exercisable. Includes 317,409 shares held by a family trust and 12,000 shares held in trust for his minor children. Mr. Rogers disclaims beneficial ownership of the shares held by this trust and his minor children.

(5)
Composed of 493,696 shares held by Mr. Anderson, 65,584 shares held by family trusts and 4,583 options that are currently exercisable. Includes 8,125 shares that are subject to our right to repurchase at cost if Mr. Anderson ceases to serve as one of our directors. Mr. Anderson disclaims beneficial ownership of the shares held by these trusts. The address of Mr. Anderson is in care of North Bridge Ventures L.P., 950 Winter Street, Suite 4600, Waltham, MA 02451.

(6)
Includes 8,125 shares that are subject to our right to repurchase at cost if Mr. Severino ceases to serve as one of our directors and 4,583 options that are currently exercisable. Includes 51,000 shares held for the benefit of Mr. Severino's minor child under the Massachusetts Uniform Transfer to Minors Act.

(7)
Includes 352,693 options that are currently exercisable.

(8)
Includes 8,125 shares that are subject to our right to repurchase at cost if Mr. Ferri ceases to serve as one of our directors and 4,583 options that are currently exercisable. The address of Mr. Ferri is in care of Matrix V Management Co., L.L.C., 1000 Winter Street, Suite 4500, Waltham, MA 02451.

(9)
Includes 2,605,588 shares that are subject to our right to repurchase at cost if our executive officers cease to be employed by us or our directors cease to serve as directors and 3,053,055 options that are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Sonus' executive officers, directors and persons who own more than 10% of the our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Based solely on a review of the copies of reports furnished to us, Sonus believes that during the year ended December 31, 2002, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements, except that Mr. O'Hara was late in reporting his appointment as an executive officer and his initial grant of options to purchase shares of common stock.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002 with respect to the shares of Sonus' common stock that may be issued under its existing equity compensation plans.

				(C)
				Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
	(A)
	Number of Securities to be Issued upon Exercise of Outstanding Options
			(B)
Category Plan			Weighted Average Exercise Price of Options Outstanding
Equity Compensation Plans Approved by Shareholders (1)	12,973,902	(3)	$5.51	51,285,408	(4)
Equity Compensation Plans Not Approved by Shareholders (2)	0		—	0

Total	12,973,902		$5.51	51,285,408

(1)
Consists of the Amended and Restated 1997 Stock Incentive Plan (Stock Plan) and the 2000 Employee Stock Purchase Plan (ESPP).

(2)
Consists of the TTI 1998 Equity Incentive Plan assumed by Sonus and the 2000 Retention Plan established by Sonus in connection with our acquisition of telecom technologies, inc. (TTI). As of December 31, 2002, no additional options or grant of shares are available under these plans and no shares of Sonus' common stock are issuable upon exercise of options under these plans.

(3)
Excludes purchase rights presently accruing under the ESPP. The ESPP consists of four consecutive 6-month purchase periods. Eligible employees may purchase shares of common stock at a price equal to 85% of the lower of the fair market value of the common stock at the beginning of each two-year offering period or the end of each semi-annual purchase period. Participation is limited to 20% of an employee's eligible compensation not to exceed amounts allowed by the Internal Revenue Code.

(4)
Consists of shares available for future issuance under the Stock Plan and the ESPP. As of December 31, 2002, an aggregate of 42,153,202 shares of common stock were available for issuance under the Stock Plan and 9,132,206 shares of common stock were available for issuance under the ESPP. The Stock Plan incorporates an evergreen provision pursuant to which, on January 1 of each year, the aggregate number of shares reserved for issuance under the Stock Plan automatically increases by a number equal to the lesser of (i) 5% of the total number of shares of common stock issued and outstanding as of the close of business on the immediately preceding December 31, and (ii) such number as the Board of Directors of Sonus may determine.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report on Executive Compensation

        Compensation Philosophy.    Compensation policies for Sonus' executive officers are designed to offer compensation opportunities that attract highly talented executives, motivate individuals to perform at their highest levels, reward outstanding initiative and achievement, and retain those individuals with the leadership abilities and skills necessary to build long-term shareholder value. Sonus' executive compensation program has three major components: (i) base salary, (ii) cash-based incentives, and (iii) equity-based incentives.

        Base Salary.    Base salaries have generally remained below the level of comparable companies, consistent with the Committees' objective to attract, retain and motivate executive officers primarily through long-term, equity-based incentives. In April 2002, because of the difficult economic climate, Sonus' executive officers proposed, and the Committee agreed, that a majority of our executives would reduce their base salaries for fiscal 2002 by fifty percent (50%), and the remainder of our executives by ten percent (10%). The salary reductions were effective April 16, 2002.

        Cash-based Incentives.    The Committee believes that a significant portion of each executive officer's compensation should be tied to the achievement by Sonus of its financial goals and by each executive officer of his or her individual objectives. Accordingly, cash-based incentives are expected to represent an increasingly substantive part of total compensation for Sonus' executives.

        Equity-based Incentives.    The Committee strongly believes in awarding stock options and restricted stock to Sonus' executive officers to tie compensation directly to the long-term success of Sonus and increases in shareholder value. In determining the size of the stock option grants awarded to each executive officer, the Committee takes into account the executive officer's position with Sonus, past performance, the executive's anticipated contribution to meeting Sonus' long-term goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. No stock options or restricted stock were awarded to executive officers in 2002, other than to those who first became executive officers during the year.

        On October 16, 2002, Sonus commenced an offer to exchange outstanding employee stock options (Exchange Offer) for new stock options to be granted on a date that is at least six months and one day from the expiration date of the Exchange Offer. The Exchange Offer expired on November 22, 2002. Executive officers were not eligible to participate in the Exchange Offer.

        Chief Executive Officer Compensation.    The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. In April 2002, because of the difficult economic climate, Mr. Ahmed proposed, and the Committee agreed, that he would reduce his base salary and bonus eligibility for fiscal 2002 by fifty percent (50%). The reduction was effective April 16, 2002. During fiscal 2002, Mr. Ahmed did not receive any grants of stock options or restricted stock. The Compensation Committee expects to adjust Mr. Ahmed's salary and cash-based incentives in the future based upon comparative compensation of chief executive officers of companies of similar magnitude, complexity and scope of responsibility, and other factors, which may include the financial performance of Sonus and Mr. Ahmed's success in meeting strategic goals.

        Policy on Deductibility of Executive Compensation.    The Committee does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will likely have an effect on Sonus in the near future. The Committee believes that stock options granted under the Stock Plan meet the exception for qualified performance-based compensation in accordance with Internal Revenue Code Regulations, so that amounts otherwise deductible with respect to these options will not count toward the $1 million deduction limit. The Committee's general policy is to take into account the deductibility of compensation in determining the type and amount of compensation payable to executive officers.

Submitted by,
COMPENSATION COMMITTEE: Paul J. Ferri Paul J. Severino

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company, and none of these interlocking relationships have existed in the past. In May 2002, we granted options to purchase 10,000 shares of common stock to each of Messrs. Ferri and Severino at an exercise price of $2.51 per share under the Stock Plan.

Summary of Executive Compensation

        The following table sets forth, for the years ended December 31, 2002, 2001 and 2000, the compensation earned by the Chairman of our Board of Directors, our Chief Executive Officer, and the other three most highly compensated executive officers who received annual compensation in excess of $100,000.

Summary Compensation Table

		Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		All Other Compensation			Restricted Stock Awards(4)			Securities Underlying Options/SARs
Rubin Gruber Chairman of the Board of Directors	2002 2001 2000	$113,021 175,000 150,000		$	— — —	$	— — —		$	— — 0	(5)	— 320,000 888,000
Hassan M. Ahmed President and Chief Executive Officer	2002 2001 2000	113,021 175,000 150,000			48,400 75,000 75,000		7,917 38,000 313,000	(2) (2) (2)		— — 0	(5)	— 640,000 813,000
Michael G. Hluchyj Chief Technology Officer, Vice President and Secretary	2002 2001 2000	113,021 175,000 150,000			— — —		— — —			— — —		— 240,000 723,000
Paul R. Jones Vice President of Engineering	2002 2001 2000	162,604 175,000 92,692	(1)		— — —		— — —			— — —		— 70,000 150,000
Gary A. Rogers Vice President of Worldwide Sales	2002 2001 2000	90,416 144,940 144,940			— — —		146,158 68,762 605,832	(3) (3) (3)		— — 0	(5)	— 70,000 39,000

(Footnotes on following page)

(1)
Represents the total amount of compensation received in fiscal 2000 for the portion of the year during which he was one of our executive officers. Mr. Jones joined us in May 2000.

(2)
Represents amounts due in connection with original employment, including in 2000, $275,000 due upon the completion of our initial public offering.

(3)
Represents commission income.

(4)
On December 31, 2002, the remaining number of shares of restricted common stock held by any of the above executive officers that had not vested and the value of this stock as of December 31, 2002, was as follows: Mr. Ahmed: 1,603,021 shares, $1,549,587; and Mr. Rogers: 485,063 shares, $452,725. The value is based on the fair market value of Sonus' common stock on December 31, 2002 of $1.00 per share less the purchase price paid. The holders of these shares of restricted common stock will be entitled to receive any dividends we pay on our common stock.

(5)
In March 2000, we sold shares of restricted common stock to the above executive officers as follows: Mr. Gruber: 75,000 shares; Mr. Ahmed: 150,000 shares; and Mr. Rogers: 150,000 shares. These shares of restricted common stock are subject to our right to repurchase at $3.33 per share, the then current fair market value of the common stock as determined by our Board of Directors. Our repurchase rights generally lapse one year from the date of the purchase. There was no public trading market for the common stock in March 2000. Our Board of Directors determined the fair market value of the common stock based on various factors including the illiquid nature of an investment in our common stock, our historical performance, the preferences, including liquidation and redemption of our outstanding redeemable convertible preferred stock, our future prospects and the prices of our securities sold to third parties in arm's-length transactions.

Stock Option Grants

        None of the executive officers listed in the Summary Compensation Table received any stock option grants during fiscal 2002.

Option Exercises and Holdings

        The following table presents the value of unexercised stock options as of December 31, 2002, held by our executive officers listed in the Summary Compensation Table. No options were exercised during fiscal year 2002 by any of these executive officers.

FISCAL YEAR END OPTION VALUES

	Number of Securities Underlying Unexercised Options at December 31, 2002
			Value of Unexercised In-The-Money Options at December 31, 2002(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Hassan M. Ahmed	778,731	674,269	$0	$0
Rubin Gruber	720,397	487,603	0	0
Michael G. Hluchyj	597,064	365,936	0	0
Paul R. Jones	320,192	200,208	0	0
Gary A. Rogers	29,167	79,833	0	0

(1)
All of the options outstanding have higher exercise prices than the price of our common stock on December 31, 2002 of $1.00 per share.

Certain Transactions

        In May 2002, we granted options to purchase 10,000 shares of our common stock to our non-employee directors, Messrs. Anderson, Ferri and Severino, under the Plan, each at an exercise price of $2.51 per share. The options vest over a four-year period with 25% of the number of options vesting one year from the date of grant and monthly thereafter at the rate of 2.0833% for each month of service completed by the non-employee director.

AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Sonus specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Audit Committee reviews the financial information that will be provided to shareholders and others, the systems of internal controls that management and the Board of Directors have established, the selection and performance of our independent auditors, the independence of our auditors from our management and Sonus' audit and financial reporting processes. The Audit Committee operates under a written Audit Committee Charter adopted by the Board. In January 2003, the Board adopted an updated version of its charter that reflects standards and requirements recently adopted by the Securities and Exchange Commission. A copy of the revised charter is attached as Appendix A of this Proxy Statement. In December 2002, in response to the recently enacted Sarbanes-Oxley legislation, the Audit Committee approved the adoption of a Policy on Reporting and Investigating Complaints relating to Corporate Reporting and Disclosure, Accounting and Auditing Controls and Procedures, and Securities Law Compliance.

        The Audit Committee has reviewed and discussed Sonus' audited consolidated financial statements with management, which has primary responsibility for the financial statements, and with the independent auditors. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees. The Audit Committee has discussed with Ernst & Young LLP the auditors' independence from Sonus and its management and has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees. The Committee also considered whether the non-audit services performed by Ernst & Young LLP are compatible with maintaining the auditors' independence.

        Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited consolidated financial statements in Sonus' Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission, and that Ernst & Young LLP be appointed independent auditors for Sonus in 2003.

Submitted by,
AUDIT COMMITTEE: Edward T. Anderson Paul J. Ferri Paul J. Severino

STOCK PERFORMANCE GRAPH

        The following performance graph show the thirty-two month cumulative total shareholder return assuming the investment of $100 on May 25, 2000, the date of Sonus' initial public offering, through December 31, 2002 in Sonus common stock, the Nasdaq Composite Index and the Nasdaq Telecommunications Index. The performance shown is not necessarily indicative of future performance.

	Sonus Stock	Nasdaq Composite Index	Nasdaq Telecommunications Index
May 25, 2000	$100.00	$100.00	$100.00
Dec. 29, 2000	150.00	77.07	65.61
Dec. 31, 2001	27.45	60.85	33.50
Dec. 31, 2002	5.94	41.66	15.40

SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

        Shareholders who wish to present proposals for inclusion in Sonus' proxy materials for the 2004 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and Sonus' by-laws. To be eligible, shareholder proposals must be received at Sonus' corporate headquarters in Westford, Massachusetts by the Secretary of Sonus on or before November 28, 2003.

FORM 10-K

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is available without charge to each shareholder, upon written request to the Investor Relations department at our principal executive offices at 5 Carlisle Road, Westford, MA 01886 and is also available at http://www.sonusnet.com.

OTHER MATTERS

        The Board of Directors knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

        We will pay the costs of soliciting proxies from shareholders. Directors, executive officers and regular employees may solicit proxies, either personally or by telephone, on behalf of Sonus, without additional compensation, other than the time expended and telephone charges in making such solicitations.

By Order of the Board of Directors,

Michael G. Hluchyj Secretary

Westford, Massachusetts
March 27, 2003

APPENDIX A

SONUS NETWORKS, INC.
AUDIT COMMITTEE CHARTER

Purpose

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of the Corporation (the "Board") in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing:

  •
  the financial reports and other financial information provided by the Corporation to its stockholders, to any governmental body or to the public;

  •
  the Corporation's systems of internal accounting and financial controls and disclosure controls and procedures;

  •
  the Corporation's auditing, accounting and financial reporting processes generally;

  •
  the independence, qualifications and performance of the Corporation's independent auditor; and

  •
  any legal compliance and ethics programs established by management and/or the Board.

The Committee will maintain free and open communication among the Committee, the independent auditor and management of the Corporation.

Composition

        The Committee shall be appointed by the Board and may be removed or replaced, from time to time, by the Board. The Committee shall comprise three or more directors, each of whom shall be "independent" as defined by the applicable rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each Committee member also shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Chairman of the Committee shall be appointed by the Board. All members of the Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement. At least one member of the Committee shall be a "financial expert" as defined by and when required by applicable Nasdaq and Commission rules. All members of the Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council. The Board shall determine the compensation of Committee members. No member of the Committee may receive any compensation from the Corporation other than director's fees.

Procedures and Administration

  Meetings

        The Committee shall meet at least quarterly. The Committee shall meet periodically as it deems necessary with management and the independent auditor, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Committee shall keep such records of its meetings as it shall deem appropriate.

  Investigations

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and the power to retain outside counsel or other experts for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Corporation. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of such advisors as established by the Committee.

Responsibilities and Duties

        To fulfill its purpose, the Committee shall:

  Review Charter and Financial Statements

        1.    Review and update this Charter periodically, at least annually, as conditions dictate.

        2.    Review the organization's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the independent auditor. The Committee is not responsible for preparing the Corporation's financial statements or auditing those financial statements.

  Independent Auditor

        3.    Appoint the Independent Auditor. The Committee shall have the sole authority to appoint, determine funding for and oversee the independent auditor or nominate the independent auditor for shareholder approval. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee should review and discuss with the independent auditor its written statement concerning all relationships the auditor has with the Corporation to determine whether such relationships might impact the objectivity and independence of the auditor. The Committee should report to the Board whether the provision of permitted non-audit services by the auditor is compatible with maintaining the independent auditor's independence from management.

        4.    Set the compensation of the independent auditor and cause the Corporation to pay the compensation of the independent auditor established by the Committee.

        5.    Pre-approve all audit services and permitted non-audit services to be provided by the independent auditor. The Committee shall cause the Corporation to disclose in its SEC periodic reports the approval by the Committee of any permitted non-audit services to be performed by the independent auditor.

        6.    Confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

        7.    Recommend to the Board policies of the Company for hiring employees or former employees of the independent auditor.

        8.    Review the performance of the independent auditor and either retain or terminate the independent auditor when circumstances warrant.

        9.    Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

        10.  Review periodically as appropriate the reports required to be made by the independent auditor pursuant to paragraph (k) of section 10A of the Securities Exchange Act of 1934 regarding:

  (a)
  Critical accounting policies and practices.

2

  (b)
  Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (c)
  Other material written communications between the independent auditor and management.

        11.  Meet with the independent auditor prior to the audit to discuss the planning and scope of the audit for each fiscal year.

  Controls and Procedures

        12.  Oversee the Corporation's internal accounting controls, disclosure controls and procedures and code of conduct. The Committee shall review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

        13.  Consider and review with the independent auditor and management:

  (a)
  The adequacy of the company's internal controls including computerized information system controls and security.

  (b)
  Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

  (c)
  The reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

        14.  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        15.  Review all related party transactions on an ongoing basis and approve all such transactions as appropriate.

  Financial Reporting Process

        16.  In consultation with the independent auditor, review the adequacy of the Corporation's financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Corporation's financial disclosure and reporting processes.

        17.  Consider the independent auditor's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

        18.  Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

        19.  Prepare a Committee report to be included in the Company's annual proxy statement to the stockholders of the Company as required by the rules of the Commission.

  Systems and Conflicts

        20.  Establish systems for management and the independent auditor to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

3

        21.  Following the completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        22.  Review and discuss with the independent auditor any significant disagreement between management and the independent auditor with regard to the preparation of the financial statements.

        23.  Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  Review of Financial Statements and Information

        24.  Review and discuss with the Corporation's management and independent auditor the Corporation's audited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Corporation's audited financial statements be included in the Company's Annual Report on Form 10-K.

        25.  Prepare for inclusion where necessary in a proxy or information statement of the Corporation relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

        26.  Review and discuss with the Corporation's management and independent auditor interim financial information prior to disclosure.

        27.  Review and discuss with the Corporation's management and independent auditor interim financial information to be included in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by Statement on Auditing Standards No. 61.

  Miscellaneous

        28.  Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by Nasdaq or the Commission.

* * *

[This charter has been adopted by resolution of the Board of Directors on January 29, 2003.]

4

SONUS NETWORKS, INC.
PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SONUS NETWORKS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 27, 2003, and hereby appoints Hassan M. Ahmed, Stephen J. Nill and Charles J. Gray, and each of them, jointly and severally, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of Sonus Networks, Inc. to be held on Wednesday, May 7, 2003 at 9:00 a.m., local time, at the Westford Regency, 219 Littleton Road, Westford, Massachusetts and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(IMPORTANT — PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE OF THIS CARD)

☒	PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE
1.	ELECTION OF DIRECTORS
	Nominees:	(01) Edward T. Anderson
(02) Albert A. Notini
FOR ALL NOMINEES (except as marked)	AGAINST ALL NOMINEES
☐	☐
(Instructions: To withhold authority to vote for any indicated nominee, write the numbers(s) of the Nominee(s) in the box provided to the right.)
2.	RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
FOR	AGAINST	ABSTAIN
☐	☐	☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐
Signature ____________________________________	Date _________
Signature ____________________________________	Date _________

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF INDEPENDENT AUDITORS
BENEFICIAL OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
FISCAL YEAR END OPTION VALUES
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT
FORM 10-K
OTHER MATTERS
AUDIT COMMITTEE CHARTER
SONUS NETWORKS, INC. PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS